Supplement dated July 15, 2025

To the Prospectuses Dated

May 1, 2019

PARTNERS VARIABLE ANNUITY SERIES®

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Separate Account VA B

And

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Separate Account VA BNY

Effective July 15, 2025, (the “Closure Date”), Voya Large Cap Value Portfolio will close to new and subsequent investments.

SUBACCOUNT NAME	PORTFOLIO NAME	SUBADVISOR
Voya Large Cap Value Portfolio	Voya Large Cap Value Portfolio	Voya Investments, LLC

As of the start of business on the Closure Date, you will no longer be able to use automated transfer features such as Rebalancing Program or Dollar Cost Averaging with the Subaccount for the Portfolio. If you are using an automated transfer feature such as Rebalancing Program or Dollar Cost Averaging with the Subaccount for the Portfolio, you should contact us immediately to make alternate arrangements. If you do not make alternate arrangements any subsequent allocations to the Subaccount for the Portfolio will be directed to the Money Market Subaccount.

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the current Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.